                                                                   EXHIBIT 10.16

       AMENDMENT NO. 3 TO REVOLVING/TERM LOAN AGREEMENT


       This Amendment No. 3 to Revolving/Term Loan Agreement (this "Amendment") is entered into with reference to the Revolving/Term Loan Agreement dated as of September 25, 1997 (as heretofore amended, the "Loan Agreement") among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as
follows:                              ----

       1.      Section 1.1.  Section 1.1 of the Loan Agreement is amended by
               -----------           ---
striking the definition of "Permitted Acquisition" and substituting in its place the following:

               "Permitted Acquisition" means (a) if such Acquisition is made
                ---------------------
               during an Unused Facility Period, an Acquisition by Borrower or one of its Subsidiaries of a Person engaged in the same or a closely-related line of business as Borrower, provided that none
                                                             --------
               of the purchase consideration for such Acquisition is or will be funded by a Loan and (b) if such Acquisition is not made during an Unused Facility Period, an Acquisition by Borrower or one of its Subsidiaries (i) of a Person engaged in the same or a closely-related line of business as Borrower and (ii) that, taken together with all transactions related thereto, does not involve either (A) Cash payments by Borrower or any of its Subsidiaries
               ------
               (other than for customary transaction expenses) in excess of
               ------ ----
               $25,000,000 or (B) total payments (including Cash, Seller
                                                  ---------
               Subordinated Notes, capital stock and other Property) by Borrower or any of its Subsidiaries (other than for customary
                                           ----- ----
               transactional expenses), when added to the aggregate of all total payments by Borrower and its Subsidiaries for all Acquisitions made during the then preceding one (1) year period, in excess of $50,000,000; provided that (I) the amount of payments described
                            --------
               in clauses (ii)(A) and (ii)(B) above shall include Borrower's
                          -------      --  -
               best estimate at the time of the Permitted Acquisition of future potential or contingent payments, which estimate shall remain applicable notwithstanding actual payments in excess of such best estimate and (II) all

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               Cash payments or prepayments payable under any Seller
               Subordinated Note during the eighteen (18) months immediately following the Permitted Acquisition shall be treated as Cash for purposes of clauses (ii)(A). For purposes of the
                                    --  -
               foregoing, the term "Unused Facility Period" means a period
                                    ----------------------
               extending from the date that is twenty (20) days prior to the Acquisition to the date that is twenty (20) days subsequent to the Acquisition during which the principal Indebtedness evidenced by the Notes is zero.

       2.      Retroactive Effect. This Amendment shall have retroactive effect
               ------------------
to June 10, 1998.

       3.      Conditions Precedent. The effectiveness of this Amendment shall
               --------------------
be conditioned upon:

               (a) The receipt by the Administrative Agent of all of the
                   following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

                   (i) Counterparts of this Amendment executed by all parties hereto;

                   (ii) Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of
                                       ----
                         Exhibit A to this Amendment; and

                   (iii) Written consent of the Subsidiary Guaranty in the form of Exhibit B to this Amendment.

       4.      Representation and Warranty. Borrower represents and warrants
               ---------------------------
that no Default or Event of Default has occurred and remains continuing.

       5.      Confirmation.  In all other respects, the terms of the Loan
               ------------
Agreement and the other Loan Documents are hereby confirmed.

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       IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of October  5 , 1998 by their duly authorized representatives.
                             ---


                                            DATA PROCESSING RESOURCES
                                            CORPORATION


                                            By:  /s/ James A. Adams
                                                 -----------------------
                                                 James A. Adams
                                                 Chief Financial Officer

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as Administrative Agent



                                            By:  /s/ Elliot E. Ichinose
                                                 -----------------------
                                                 Elliot E. Ichinose
                                                 Vice President

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                            Exhibit A to Amendment

                               CONSENT OF LENDER
                               -----------------

          Reference is hereby made to that certain Revolving Term Agreement dated as of September 25, 1997 (as heretofore amended, the "Loan Agreement") among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Revolving/Term Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

          Date: October __, 1998

                                          ______________________________________
                                          [Name of Institution]


                                          By ___________________________________


                                          ______________________________________
                                          [Printed Name and Title]

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                            Exhibit B to Amendment

                       CONSENT OF SUBSIDIARY GUARANTORS
                       --------------------------------


     Reference is hereby made to that certain Revolving Term Loan Agreement dated as of September 27, 1997 among Data Processing Resources Corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as heretofore amended, the "Loan Agreement").

     Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 3 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

Dated: October  5 , 1998
               ---

"Guarantors"

LEARDATA INFO-SERVICES, INC.             PROFESSIONAL SOFTWARE
                                         CONSULTANTS, INC.

By: /s/ Michael A. Piraino
    -----------------------------
    Michael A. Piraino, Secretary        By: /s/ Michael A. Piraino
                                             ---------------------------
                                         Michael A. Piraino, Treasurer &
                                          Secretary


COMPUTEC INTERNATIONAL                   EXi CORP.
STRATEGIC RESOURCES, INC.
                                         By:
                                         /s/ Michael A. Piraino
By:                                      --------------------------------------
/s/ Michael A. Piraino                       Michael A. Piraino, Secretary
--------------------------------------
    Michael A. Piraino, Secretary

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